Number

Mike The Pike Productions, Inc.

Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING

COMMON VOTING STOCK

Cusip 59863T 207
PAR VALUE: $0.001

COMMON VOTING STOCK
FULLY PAID AND NON-ASSESSABLE

THIS CERTIFIES THAT

SPECIMEN

IS THE REGISTERED HOLDER OF

SHARES OF THE COMMON STOCK OF Mike The Pike Productions, Inc., a Wyoming Corporation, transferable only on the Books of the Corporation by the holder hereof in person or by Attorney upon surrender of the Certificate properly endorsed. **Witness** the facsimile Seal of the Corporation and the facsimile Signatures of its duly authorized officers.

Not Valid Unless
Initialed by Transfer Agent
By: Authorized Initial
Madison Stock Transfer Inc.
P. O. Box 145
Brooklyn, N.Y. 11229

President

Mike The Pike Productions, Inc.
Corporate Seal
WYOMING

Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT........................Custodian.......................	
TEN ENT	- as tenants by the entireties	(Cust)	(Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act...	
		(State)	

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____, *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X ____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY